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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2025

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Compensatory Arrangements of Certain Officers

On April 26, 2025, the Compensation Committee of the Board of Directors of Jack in the Box Inc. (the “Company”) approved the grant of stock retention awards (the “Retention Awards”) to the Company’s executive leadership team. The Retention Awards are to be granted effective May 1, 2025, and subject to the terms set forth below.

Named executive officers of the Company (excluding the Company’s Chief Executive Officer) were among the recipients of the Retention Awards. The aggregate amount of the awards to such named executive officers is set forth in the table below:

Named Executive Officer	Aggregate Award Amount
Ryan Ostrom	$1,000,000
Sarah Super	$750,000
Doug Cook	$500,000
Dawn Hooper (principal financial officer)	$300,000

The Retention Award amounts are to be split with 50% received in restricted stock units (“RSUs”) and 50% received in performance share units (“PSUs”). The number of shares of each RSUs and PSUs will be determined by reference to the 20-day average closing stock price of the Company’s common stock as of the last business day preceding the grant date. The RSUs will vest 33% per year over three years. The PSUs are market-based with a three-year cliff vest using a baseline stock price of $24.79 (the 20-day average closing stock price of the Company’s common stock as of the last business day preceding the grant date). Vesting of PSUs will be based upon achievement of the following stock price hurdles: upon achievement of 1.5x of the baseline stock price, 150% of the target award shall be earned; and upon achievement of 2x of the baseline stock price, 200% of the target award shall be earned. Price hurdle achievement for such PSU awards will be satisfied after 20 consecutive trading days at the target price or higher. The value for each recipient will be banked and vested at the completion of the third year from the grant date and released in shares of common stock provided continued employment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

May 1, 2025	/s/ Lance Tucker
Lance Tucker
Chief Executive Officer